Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Avenue)

28th Floor

New York, NY  10019

April 20, 2020

FILED VIA EDGAR

United States Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549-1004

Re:                             Direxion Shares ETF Trust (the “Trust”)
File Nos.: 333-150525 and 811-22201

Dear Sir or Madam:

Pursuant to Rule 497(e) of the Securities Act of 1933, as amended (the “1933 Act”), and the regulations thereunder, transmitted herewith on behalf of the Trust are the XBRL risk/return summaries and corresponding XBRL exhibits, noted below, that mirror the revisions to the risk/return summaries described for the Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion All Cap Insider Sentiment Shares, Direxion Zacks MLP High Income Index Shares, Direxion Auspice Broad Commodity Strategy ETF, and the Direxion Flight to Safety Strategy ETF and filed pursuant to Rule 497(e) under the 1933 Act on April 2, 2020.  This April 2, 2020 Rule 497(e) filing (Accession No. 0001193125-20-096047) is hereby incorporated by reference to today’s Rule 497(e) filing.

The XBRL exhibits attached hereto consist of the following:

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE

If you have any questions concerning the foregoing, please contact Angela Brickl of Rafferty Asset Management, LLC at (646) 572-3463 or Stacy L. Fuller of K&L Gates LLP at (202) 778-9475.

Sincerely,

/s/ Angela Brickl
Angela Brickl
Secretary
Rafferty Asset Management, LLC